LAUDUS TRUST

Laudus Mondrian Funds

Laudus Mondrian International Equity Fund

Laudus Mondrian Emerging Markets Fund

Supplement dated June 8, 2017 to the

Summary Prospectus dated February 28, 2017 and the Statutory Prospectus and

Statement of Additional Information (SAI), each dated July 29, 2016, as supplemented February 28, 2017

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus and SAI and

should be read in conjunction with those documents.

Consolidation of the Investor Shares and Select Shares into the Institutional Shares

At a meeting held on June 6, 2017, the Board of Trustees of the Laudus Trust (the Trust) approved the consolidation of each of the Investor Share class (Investor Shares) and Select Share class (Select Shares) into the Institutional Share class (Institutional Shares) (Consolidations) of each of the Laudus Mondrian International Equity Fund and Laudus Mondrian Emerging Markets Fund (each, a Fund).

Accordingly, effective on or about July 25, 2017 (the Consolidation Date), the Investor Shares and Select Shares will be consolidated into the Institutional Shares of each Fund, and each Fund will no longer offer multiple share classes.

In addition, effective at market close on June 15, 2017 (the Closing Date), Investor Shares and Select Shares of the Funds are closed to new investors. All existing investors may continue to purchase additional shares or exchange their Investor Shares or Select Shares for Institutional Shares of the Funds at any time prior to the Consolidation Date. Effective as of the Closing Date, shareholders of other funds of the Laudus Funds group of funds will not be permitted to exchange any of their shares for Investor Shares or Select Shares of the Funds, but they may exchange their shares for the Institutional Shares of the Funds. The Funds may modify the implementation of these transaction policies to accommodate certain intermediaries’ system requirements.

The Consolidations will be non-taxable exchanges, meaning that the affected shareholders will not realize any gain or loss for federal tax purposes in connection with the Consolidations. In addition, a shareholder’s adjusted basis for federal tax purposes in the shares received in a Consolidation will be the same as that shareholder’s adjusted basis in the share class held immediately prior to the Consolidation.

Elimination of Minimum Initial Investment for Institutional Shares of the Funds

Effective June 8, 2017, the minimum initial investment required to invest in Institutional Shares of the Funds will be eliminated. All references to minimum initial investment for the Institutional Shares are deleted from the Statutory Prospectus and Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG97388-00 (06/17)

00194941